                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Big Lake Financial Corporation on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Edwin E. Walpole, III, Chairman of the Board, President and Chief Executive Officer of Big Lake Financial Corporation, certify, pursuant to 18 U.S.C.ss. 1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Bank as of and for the period covered by the Report.



Date:  March 5, 2003           By:  /s/ Edwin E. Walpole, III
       -------------------          --------------------------------------------
                                    Edwin E. Walpole, III Chairman of the Board,
                                    President and Chief Executive Officer